SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

SPYR, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	Commission File Number	75-2636283
(State or other jurisdiction of incorporation or organization)	33-20111	(I.R.S. Employer Identification Number)

6700 Woodlands Parkway, Ste. 230, #331

The Woodlands, TX 77382

(Address of Principal Executive Offices and Zip Code)

(303) 991-8000

(Issuer’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
None	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on May 24, 2022, SPYR, Inc., a Nevada corporation (the “Company”), entered into material definitive agreement with JanOne, Inc., a Nevada corporation (“JanOne”). Pursuant to the material definitive agreement, the Company bought and assumed, all legal right, title, and interest to all of the assets, and none of the liabilities, of JanOne’s wholly owned subsidiary, GeoTraq, Inc. (“GeoTraq”), including but not limited to, all accounts receivable, inventory, 13,500 work in process inventory chipsets, 170 completed IOT tracker modules, equipment, machinery, tools, rights under existing warranties, indemnities and insurance benefits, books, records all goodwill and all intellectual property, including an issued patent associated with GeoTraq. The aggregate consideration for the asset purchase was $13,500,000, consisting of the Company’s issuance of 30,000,000 shares of unregistered restricted common stock to JanOne, and a convertible promissory note (“Note”) in the amount of $12,600,000. The Note accrues interest at 8% per annum, which is agreed to be paid in issuances of restricted common stock quarterly while the Note is outstanding, subject to a beneficial ownership limitation of 9.99% after giving effect to the issuance of restricted common stock. The maturity date is May 24, 2027. There is no prepayment penalty. The Company entered into the Note on May 24, 2022, along with the material definitive agreement. On June 16, 2022, the transaction closed by the Company issuing 30,000,000 restricted common shares to JanOne.

The foregoing descriptions of the material definitive agreement and Note are summaries and are qualified in their entirety by reference to the complete text of the exhibits previously filed on Form 8-K.

Item 3.02 Unregistered Sale of Equity Securities.

The description of the material definitive agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. On June 16, 2022, the issuance of the Company’s common stock was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for the offer and sale of securities not involving a public offering.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Index:

Exhibit Number	Description
10.1	Material Definitive Agreement
10.2	Bill of Sale
10.3	Promissory Note
10.4	Assignment and Assumption Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYR, INC. (Registrant)

Date: August 4, 2022

By:	/s/ Tim Matula
Chief Executive Officer

2